                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)     May 24, 1996
                                                     ------------------------


                           REUNION INDUSTRIES, INC.
  ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                     Delaware
  ------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-7726                                           06-1439715
- ----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


One Stamford Landing, 62 Southfield Avenue. Stamford, CT             06902
- --------------------------------------------------------       -----------------
      (Address of principal executive offices)                     (Zip Code)



    Registrant's telephone number, including area code        (203) 324-8858
                                                           --------------------


                                Not Applicable
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On May 24, 1996, Reunion Industries, Inc. ("Reunion") and Tri-Union Development Corporation ("Tri-Union"), a wholly-owned subsidiary of Tribo Petroleum Corporation ("Tribo"), consummated the transactions contemplated by a Stock Purchase Agreement, dated April 2, 1996, between Tri-Union, as Tribo's assignee, and Reunion, as successor by merger to Reunion Resources Company (the "Agreement"). Pursuant to the Agreement, Tri-Union acquired from Reunion all of the issued and outstanding capital stock of Reunion Energy Company ("REC") which owned substantially all of Reunion's oil and gas assets. The adjusted purchase price was $11,578,485, of which $2,200,000 is payable by Tri-Union to Reunion pursuant to a subordinated promissory note due November 25, 1996 (the "Note"). The Note bears interest at 12% per annum through November 25, 1996 and at a 15% per annum default rate thereafter until paid. Tri-Union's payment of the Note generally is subordinate to payment of its indebtedness to a bank incurred to acquire REC. The Note is secured by a pledge of all of Tri-Union's issued and outstanding capital stock, including an irrevocable proxy to vote such shares in certain instances, and a guaranty by Tribo. Tribo's performance of its guaranty also generally is subordinate to Tri-Union's payment of its bank debt incurred to acquire REC. Tri-Union was formed in May 1996 to acquire REC. REC was merged into Tri-Union on May 24, 1996, and substantially all of Tri-Union's assets secure its bank debt. The description herein of the transactions covered by the Agreement, the Note and related security documents is qualified in its entirety by reference thereto which either previously have been filed with the Commission or are filed herewith as exhibits hereto.

     The purchase price paid for REC's stock reflected adjustments pursuant to the Agreement for intercompany cash transfers by REC to Reunion and certain expenditures by REC between January 1 and May 24, 1996. Of the aggregate $7,999,081 cash paid by Tri-Union on May 24, Reunion used $5,048,817 to pay in full related-party indebtedness. This included $3,664,064 owed by Oneida Rostone Corp. ("Oneida"), a wholly-owned subsidiary of Reunion, to Chatwins Group, Inc. ("Chatwins"), a controlling shareholder of Reunion, and approximately $1,384,753 owed by Reunion to Charles E. Bradley, Sr., Reunion's President and Chief Executive Officer. When Reunion acquired Oneida from a subsidiary of Chatwins in September 1995, Reunion agreed to cause Oneida to repay its existing indebtedness to Chatwins (plus interest thereon at 10% per annum from September 1, 1995), before September 15, 1997 or earlier from any net proceeds of any sale of material assets of Reunion. Similarly, when Reunion borrowed $1,350,000 from Mr. Bradley in November 1995, Reunion agreed to repay the debt (plus interest thereon at 10% per annum) before September 15, 1997 or earlier from any net proceeds of any sale of material assets of Reunion remaining after Oneida's indebtedness to Chatwins was repaid.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.  Not applicable.

     (b) Pro Forma Financial Information.  Filed herewith.

     (c)  Exhibits.

          2.1 Stock Purchase Agreement, dated April 2, 1996, between Tribo Petroleum Corporation and Reunion Resources Company (incorporated by reference to Exhibit 2.1 to Reunion's Current Report on Form 8-K dated April 2, 1996).

          2.2 Subordinated Promissory Note Due 1996, made May 24, 1996 by Tri-Union Development Corporation in favor of Reunion Industries, Inc. in the original principal amount of $2,200,000 (filed herewith).

          2.3 Pledge Agreement, dated as of May 24, 1996, between Tribo Petroleum Corporation, as pledgor, and Reunion Industries, Inc., as secured party, covering all issued and outstanding capital stock of Tri-Union Development Corporation (filed herewith).

          2.4 Guaranty, dated May 24, 1996, made by Tribo Petroleum Corporation in favor of Reunion Industries, Inc. (filed herewith).

          2.5 Stock Purchase Agreement, dated September 14, 1995, between Reunion Resources Company and Chatwins Holdings, Inc. relating to purchase of Oneida Molded Plastics Corp. (incorporated by reference to Exhibit 10.44 to Reunion's Current Report on Form 8-K dated September 14, 1995).

          2.6 Letter Agreement, dated September 14, 1995, between Chatwins Group, Inc. and Reunion Resources Company (incorporated by reference to Exhibit
10.45 to Reunion's Current Report on Form 8-K dated September 14, 1995).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 5, 1996                    REUNION INDUSTRIES, INC.



                                 By:      /s/ Richard L. Evans
                                    -------------------------------------------
                                          Richard L. Evans,
                                          Executive Vice President

                   REUNION INDUSTRIES, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                              FINANCIAL STATEMENTS


     The accompanying unaudited pro forma consolidated condensed financial statements and related notes are presented in accordance with Securities and Exchange Commission (the "Commission") rules and regulations to show the pro forma effects of the Company's sale of the common stock of its subsidiary Reunion Energy Company ("REC"), including substantially all of the Company's oil and gas assets (the "Oil and Gas Disposition"). The sale of REC to a subsidiary of Tribo Petroleum Corporation was consummated on May 24, 1996. The adjusted purchase price was $11,578,485, including $2,200,000 payable pursuant to a subordinated promissory note due November 25, 1996. The proceeds received at closing were adjusted, pursuant to the Stock Purchase Agreement, for cash transfers and certain other expenditures by REC subsequent to January 1, 1996.

     The unaudited pro forma consolidated condensed balance sheet is based on the assumption that the Oil and Gas Disposition was completed on March 31, 1996. The unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1995 and for the three months ended March 31, 1996 are presented as if the Oil and Gas Disposition had occurred on January 1, 1995.
The pro forma consolidated condensed statements of operations for these periods also include the pro forma effects of the Company's acquisition of Oneida Molded Plastics Corp. ("Oneida") on September 14, 1995 and of Rostone Corporation ("Rostone") on February 2, 1996 as previously reported.

     Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma consolidated condensed financial statements. The pro forma data are not necessarily indicative of the financial results that would have occurred had the transactions been effective on January 1, 1995 and as of March 31, 1996, and should not be viewed as indicative of operations in future periods. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the accompanying notes and with the Company's Annual Report on Form 10-K for the year ended December 31, 1995 and Quarterly Report on Form 10-Q for the three months ended March 31, 1996 which have been previously filed with the Commission.

                           REUNION INDUSTRIES, INC.
           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                MARCH 31, 1996
                                (In Thousands)


                                                              Pro Forma Adjustments
                                                           --------------------------
                                              Reunion        Oil & Gas        Debt
                                             Historical    Business Sold    Repayment   Pro Forma
             ASSETS
Current Assets
     Cash and Cash Equivalents               $   246        $  7,971 (1)    $(4,992)(2)  $ 3,225
     Receivables                               8,171                                       8,171
     Notes Receivable                                          2,200 (1)                   2,200
     Inventories                               4,294                                       4,294
     Other Current Assets                      1,988                                        1988
                                             -------        --------        -------      -------
     Total Current Assets                     14,699          10,171         (4,992)      19,878

Property, Plant and Equipment, Net            26,600                                      26,600
Net Assets of Discontinued Operations         10,334         (10,171)(1)                     163
Goodwill                                       8,961                                       8,961
Other Assets                                   5,707                                       5,707
                                             -------        --------        -------      -------
                                             $66,301        $      0        $(4,992)     $61,309
                                             =======        ========        =======      =======

     LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
     Current Portion of Long Term Debt       $ 5,503                                     $ 5,503
     Accounts Payable                          5,779                                       5,779
     Other Current Liabilities                 6,846                           (177)(2)    6,669
                                             -------        --------        -------      -------
         Total Current Liabilities            18,128               0           (177)      17,951

Long-term Debt                                 9,473                                       9,473
Long-term Debt - Related Parties               5,852                         (4,815)(2)    1,037
Other Liabilities                              2,137                                       2,137
                                             -------        --------        -------      -------
     Total Liabilities                        35,590               0         (4,992)      30,598
                                             -------        --------        -------      -------
Stockholders' Equity
     Common Stock                                 40                                          40
     Additional Paid-in Capital               31,037                                      31,037
     Retained Earnings                         1,432                                       1,432
     Less Treasury Shares                     (1,798)                                     (1,798)
                                             -------        --------        -------      -------
         Total Shareholders' Equity           30,711               0              0       30,711
                                             -------        --------        -------      -------
                                             $66,301        $      0        $(4,992)     $61,309
                                             =======        ========        =======      =======

                           REUNION INDUSTRIES, INC.
      UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                   (In Thousands, except per share amounts)

                                                                Rostone
                                                           ---------------
                                                             Month Ended
                                                Reunion    January 31, 1996     Oil & Gas          Pro Forma
                                               Historical  (pre-acquistion)   Business Sold       Adjustments     Pro Forma

Operating Revenue
     Plastic Products                           $13,952        $2,326                                              $16,278
     Agriculture                                                                                                         0
                                                -------        ------                 ---              ----        -------
                                                 13,952         2,326                   0                 0         16,278

Operating Costs and Expenses
     Plastic Products - Cost of Sales            11,766         2,039                                   (48)(a)     13,757
     Agriculture - Operating Costs                   75                                                                 75
     Selling, General and Administrative          2,082           243                                    26 (b)      2,351
                                                -------        ------                ----              ----        -------
                                                 13,923         2,282                   0               (22)        16,183

Operating Income (Loss)                              29            44                   0                22             95

Other Income and (Expense)
     Interest Expense                              (595)         (151)                                  120 (d)       (626)
     Other, Including Interest Income                28            20                                                   48
                                                -------        ------                 ---              ----        -------
                                                   (567)         (131)                  0               120           (578)

Income (Loss) Before Taxes                         (538)          (87)                  0               142           (483)

Provision for Income Taxes                           (4)           30                                   (30)(g)         (4)
                                                -------        ------                 ---              ----        -------
Income (Loss) form Continuing Operations        $  (542)       $  (57)                $ 0              $112        $  (487)
                                                =======        ======                 ===              ====        =======
Earnings per Common and Common
     Equivalent Share                           $ (0.14)                                                           $ (0.13)
                                                =======                                                            =======
Weighted Average Number of Common
     and Common Equivalent Shares                 3,855                                                              3,855
                                                =======                                                            =======

                           REUNION INDUSTRIES, INC.
      UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                   (In Thousands, except per share amounts)



                                                               Oneida            Rostone
                                                           ----------------   -----------------
                                                            Eight and 1/2          Year
                                                             Months Ended          Ended
                                                Reunion     Sept. 14, 1995    December 31, 1995      Pro Forma
                                               Historical  (pre-acquistion)   (pre-acquistion)      Adjustments      Pro Forma
Operating Revenue
     Plastic Products                           $10,855        $26,225            $28,310                             $65,390
     Agriculture                                                                                                            0
                                                -------        -------            -------              -----          -------
                                                 10,855         26,225             28,310                  0           65,390

Operating Costs and Expenses
     Plastic Products - Cost of Sales             9,251         21,948             24,879               (555)(a)       55,523
     Agriculture - Operating Costs                  291                                                                   291
     Selling, General and Administrative          4,648          2,442              2,367                499 (b)        9,956
                                                -------        -------            -------              -----          -------
                                                 14,190         24,390             27,246                (56)          65,770

Operating Income (Loss)                          (3,335)         1,835              1,064                 56             (380)

Other Income and (Expense)
     Interest Expense                              (508)          (627)            (1,363)               (95)(c)
                                                                                                         124 (d)       (2,469)
     Gain on Sale of Property                       169                                                                   169
     Other, Including Interest Income                93           (122)              (106)               266 (b)
                                                                                                        (125)(e)
                                                                                                         289 (f)          295
                                                -------        -------            -------              -----          -------
                                                   (246)          (749)            (1,469)               459           (2,005)

Income (Loss) Before Taxes                       (3,581)         1,086               (405)               515           (2,385)

Provision for Income Taxes                                        (420)                (8)               340 (g)          (88)
                                                -------        -------            -------              -----          -------
Income (Loss) form Continuing Operations        $(3,581)       $   666            $  (413)             $ 855          $(2,473)
                                                =======        =======            =======              =====          =======
Earnings per Common and Common
     Equivalent Share                           $ (0.93)                                                              $ (0.65)
                                                =======                                                               =======
Weighted Average Number of Common
     and Common Equivalent Shares                 3,832                                                                 3,832
                                                =======                                                               =======

                   REUNION INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS


NOTE 1.  BASIS OF PRESENTATION

     The unaudited pro forma consolidated condensed balance sheet is based on the Company's unaudited balance sheet at March 31, 1996 and upon the adjustments described below. The unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1995 and for the three months ended March 31, 1996 are based on the Company's audited financial statements for the year ended December 31, 1995, Oneida's audited (pre-acquisition) financial statements for the eight and one-half months ended September 14, 1995, Rostone's audited (pre-acquisition) financial statements for the year ended December 31, 1995 and Rostone's unaudited (pre-acquisition) financial statements for the month ended January 31, 1996, and upon the adjustments described below. The business sold in the Oil and Gas Disposition was classified as discontinued operations in the Company's December 31, 1995 and March 31, 1996 financial statements.



NOTE 2.  PRO FORMA ADJUSTMENTS

     The unaudited pro forma consolidated condensed balance sheet reflects the following adjustments as though the Oil and Gas Disposition had occurred on March 31, 1996:

(1)  To record the Oil and Gas Disposition.
(2)  To record the repayment of
     related-party debt and interest from
     the proceeds of the Oil and Gas
     Disposition.

     The unaudited pro forma consolidated condensed statements of operations reflect the following adjustments as though the Oil and Gas Disposition, the Oneida acquisition and the Rostone acquisition had each occurred on January 1, 1995:

(a) To record adjustments to depreciation and amortization expense resulting from the allocation of purchase price to fixed assets in connection with the Oneida and Rostone acquisitions.

(b) To reverse amortization of goodwill recorded in Oneida's pre-acquisition financial statements and record amortization of goodwill resulting from the Oneida and Rostone acquisitions on the straight-line method over a 15 year period.

(c) To record incremental interest expense on related party debt resulting from an interest rate of 10% pursuant to the Oneida acquisition, compared to 7.5% historically, and from reclassification of intercompany interest and income tax liabilities.

(d) To reduce interest expense for related-party debt repaid with the proceeds of the Oil and Gas Disposition.

(e) To eliminate interest income earned by Reunion for the pre-acquisition period resulting from the payment of the Oneida acquisition purchase price.

(f) To eliminate amortization recorded in Rostone's pre-acquisition financial statements related to a now-expired covenant not to compete.

(g) To eliminate the federal income tax provision (benefit) on Oneida and Rostone due to the allocation of the Company's net operating losses carried forward.